                                                                   EXHIBIT 10.91


           SECOND ADDENDUM TO THE MANUFACTURING AND SUPPLY AGREEMENT
                             DATED FEBRUARY 3, 1997

This Second Addendum Agreement ("the Second Addendum Agreement") to the Manufacturing and Supply Agreement ("the Master Agreement") is made effective on the 3rd day of February, 1997 ("Effective Date") by and between Wilshire Technologies, Inc. ("WTI"), a California corporation with a place of business at 5441 Avenida Encinas, Suite A, Carlsbad, California 92008 and Advanced Barrier Technologies, Inc. ("ABT"), a California corporation with a place of business at 2120 Las Palmas, Suite F, Carlsbad, CA 92009.

                                    RECITALS
                                    --------

WHEREAS, WTI, a manufacturer and supplier of clean room swabs used for specialized applications in the electronics industry, and ABT, a manufacturer with a production facility in Tijuana, Mexico, entered into the Master Agreement dated April 11, 1996;

NOW THEREFORE, the parties hereto agree to amend certain sections of the Master Agreement which are hereby superseded by the amended sections as follows:


         1.3 WTI Equipment shall mean the special production equipment listed on Exhibit A of the Master Agreement, the R & D Equipment listed on Exhibit D of the Addendum Agreement dated July 26, 1996, and the WCC Equipment listed on Exhibit F of this Second Addendum Agreement attached hereto, owned by WTI and installed at the Tijuana Facility for the purpose of manufacturing the Product, and the WCC Product.

         1.4 WTI Technology shall mean all inventions, intellectual property, technical data and know-how of WTI, including any issued patent and patent applications, and any extensions and reissues thereof, relating to the method and process of manufacturing breathable polyurethane gloves and clean room swabs and wipes.

         1.5 WCC Product shall mean WTI's proprietary clean room swabs manufactured and processed by ABT for WTI pursuant to the terms of the Agreement and this Second Addendum Agreement, as described in Exhibit G.

         3.1 WTI shall procure the WTI Equipment at its expense. WTI will pay the WTI Equipment suppliers directly per the terms agreed between such suppliers and WTI. WTI will maintain a petty cash fund for purchases of small parts needed to install the WTI Equipment. WTI will pay ABT to install the WTI Equipment in the Tijuana Facility in accordance with the terms of payment for Phase 1 in Exhibit C of the Master Agreement, in Exhibit E to the Addendum Agreement, and in Exhibit G to this Second Addendum Agreement. All title and ownership in the WTI Equipment shall be retained by WTI, and ABT shall not permit any lien or third party claim to be asserted with respect to the WTI Equipment. Further, ABT shall cooperate with WTI to ensure that all WTI Equipment is clearly and conspicuously labeled "Property of Wilshire Technologies, Inc."

         4.2 The sole and exclusive compensation payable by WTI to ABT for the Manufacturing Services will be as listed on Exhibit C to the Master Agreement, Exhibit E to the Addendum Agreement, and Exhibit G to this Second Addendum Agreement.


         IN WITNESS WHEREOF, the parties hereto have caused this Second Addendum Agreement to the Master Agreement to be executed by their duly authorized representatives.

WILSHIRE TECHNOLOGIES, INC.                ADVANCED BARRIER TECHNOLOGIES, INC.



By:     /s/ John Van Egmond                By:     /s/ Ralph M. Sias
     ---------------------------                  ----------------------
         John Van Egmond                           Ralph M. Sias

Title:   President & CEO                   Title:   President
         ------------------------                  ---------------------


Date:    3/10/97                           Date:     3/27/97
         ------------------------                 ----------------------

           SECOND ADDENDUM TO THE MANUFACTURING AND SUPPLY AGREEMENT
                             DATED FEBRUARY 3, 1997


                                   EXHIBIT F

                                 WCC Equipment
                                 -------------

           SECOND ADDENDUM TO THE MANUFACTURING AND SUPPLY AGREEMENT
                             DATED FEBRUARY 3, 1997

                                   EXHIBIT G

                        MANUFACTURING SERVICES PAYMENTS
                             FOR THE WCC EQUIPMENT

PHASE 1 -  PREPARATION OF FACILITY AND INSTALLATION OF EQUIPMENT

Term: From the Effective Date of this Second Addendum Agreement until the date that the WCC Equipment has operated for one Shift. A "Shift" is defined as 48 hours per week.

Payments:        WTI will pay ABT $2.80 per manhour as reimbursement for the direct labor costs related to installation of the WCC Equipment in the Tijuana Facility, according to WTI specifications. ABT shall pay all rent, insurance, and taxes, and related utilities as provided in the Master Agreement.

                 WTI will pay ABT at the rate paid by ABT as reimbursement for the skilled labor costs (eg. line supervisor, quality control technician, maintenance technician, engineer, etc.) related to operating the WCC Equipment in the Tijuana Facility, according to WTI specifications. WTI will pay all incoming and outgoing freight related to the WCC Product.

PHASE 2 - PRODUCTION

Term: From the date that the WCC Equipment operates for one Shift until this Second Addendum Agreement is terminated. A "Shift" is defined as 48 hours per week.

Payments:        WTI will pay ABT $2.80 per manhour as reimbursement for the direct labor costs related to operating the WCC Equipment in the Tijuana Facility, according to WTI specifications. ABT shall pay all rent, insurance, and taxes, and related utilities as provided in the Master Agreement.

                 WTI will pay ABT at the rate paid by ABT as reimbursement for the skilled labor costs (eg. line supervisor, quality control technician, maintenance technician, engineer, etc.) related to operating the WCC Equipment in the Tijuana Facility, according to WTI specifications. WTI will pay all incoming and outgoing freight related to the WCC Product.

                 At the conclusion of each production week, ABT shall forward its invoice for such manufacturing service fees to WTI via fax. WTI shall pay such invoices on a net 15 day basis from the date of such invoice.